UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report: April 24, 2003

GALYAN'S TRADING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 000-32911

Indiana	35-1529720
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

2437 East Main Street
Plainfield, Indiana	46168
(Address of principal executive offices)	(Zip Code)

(317) 612-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

             On April 24, 2003, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended February 1, 2003. As required by 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), this filing was accompanied by a certification of the Company’s Principal Executive Officer and its Principal Financial Officer as to the matters required by Section 906. A copy of this certification is included herewith as an Exhibit.

             The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALYAN'S TRADING COMPANY, INC.

Date: April 24, 2003	By: /s/ C. DAVID ZOBA

C. David Zoba
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

The following exhibits are furnished as part of this Report:

Exhibit	Description

99.1	Certification pursuant to Section 906 of Principal Executive Officer dated April 24, 2003.
99.2	Certification pursuant to Section 906 of Principal Financial Officer dated April 24, 2003.